Revolutionizing Treatment to Restore and Protect Neuronal Health for Those Living with Neurodegenerative Diseases

clene.com

CLENE NANOMEDICINE™

Forward Looking Statements

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We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include our substantial dependence on the successful commercialization of our drug candidates, if approved, in the future; our significant net losses and net operating cash outflows; our ability to demonstrate the efficacy and safety of our drug candidates; the clinical results for our drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; our ability to achieve commercial success for our drug candidates, if approved; our ability to obtain and maintain protection of intellectual property for our technology and drug candidates; our reliance on third parties to conduct research, drug development, and other services; our limited operating history and our ability to obtain additional funding for operations and to complete the licensing or development and commercialization of our drug candidates; the impact of any future epidemics, pandemics, or conflicts; changes in applicable laws or regulations; the effects of inflation; the effects of staffing and materials shortages; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to rely unduly upon these statements. All information in this presentation is as of the date of this presentation. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation.

ALS is a Progressive, Fatal Disease with No Cure

ALS is a progressive and fatal neurodegenerative disease that destroys motor neurons that control movement, speech, swallowing, and breathing.

~35,000 people in the U.S are living with ALS.

Most people live only 3 – 5 years after diagnosis, and there is no cure today.

~100
Diagnosed Weekly

~100
Deaths Weekly

~35,000
People Living with ALS in the U.S.

CDC, "About Amyotrophic Lateral Sclerosis (ALS)," November 12, 2024; NINDS, "Amyotrophic Lateral Sclerosis (ALS)," March 13, 2026

People Living with ALS Experience Substantial Burden

ALS patients often experience diagnostic delays, progressive loss of function, and increasing care needs throughout every stage of the disease journey.

ALS Patient Journey

1
Early Symptoms
Early weakness or speech changes

2
Diagnosis
Diagnostic delays are often ***10-16 months*** *from symptom onset*

3
Functional Decline
Loss of mobility, speech, swallowing, and function

4
Advanced Disease
Increasing dependence on caregivers

5
End Stage
Respiratory failure and premature mortality

Sethi et al., *Patient Prefer Adherence*. 2026;20:566747; Richards et al., *J Neurol Sci*. 2020;417:117054; Feldman et al., *Lancet*. 2022;400:1363–1380.

Significant Unmet Need Remains Despite the Current Standard of Care

These suboptimal outcomes underscore the need for new approaches that meaningfully slow disease progression and improve long-term outcomes.

01 NO CURE

No cure currently exists for ALS.

02 TREATMENT GAP

FDA-approved therapies have advanced ALS care, but progress is needed to better preserve function and extend survival.

03 DISEASE PROGRESSION

Many people continue to experience loss of mobility, communication, swallowing, breathing function, and independence.

04 BURDEN PERSISTS

Ongoing disease progression contributes to substantial disability and shortened survival.

NINDS, "Amyotrophic Lateral Sclerosis"; FDA, "FDA Approves Oral Form for the Treatment of Adults With ALS"; Feldman et al., Lancet. 2022;400:1363–1380; Masrori and Van Damme, Eur J Neurol. 2020;27:1918–1929.

Our Mission: Extend Survival for People Living with ALS

Clene Nanomedicine is a clinical-stage biopharmaceutical company advancing CNM-Au8® for ALS.



CNM-Au8® is a gold nanocrystal therapeutic designed to improve neuronal energy metabolism and protect neuronal function

Restore mitochondrial health
Supports cellular bioenergetics

Enhance cellular energy production
Improves neuronal resilience

Protect neuronal function
Targets function and survival

Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. Wang et al 2023, Small. 2023 Sep 28:e2304082.

CNM-Au8 is Scientifically Designed to Support Mitochondrial Function and Enhance Neuronal Resilience

CNM-Au8 Clean-surfaced, catalytically active suspension


CNM-Au8

- ✓ Blood-brain-barrier penetrant
- ✓ Taken orally, by mouth or feeding tube
- ✓ 30 mg / 60 mL once daily

A Catalytic Dual Mechanism

Bioenergetic support + reduced oxidative stress


Improves energy metabolism by oxidizing NADH to NAD+
Reduces oxidative stress by lowering reactive oxygen species


Restores NAD+ / ATP thereby supporting neuronal survival

Data on File, Clene Nanomedicine, Inc. Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. Wang et al 2023, Small. 2023 Sep 28:e2304082.

Two Independent Clinical Trials + NIH-Sponsored EAP Strengthen Cross-Study Confirmation of NfL Findings

HEALEY ALS Platform
Trial Design

- NfL Biomarker Collection
- 3 Active:1 Placebo Randomization
- N = 161
- 24-Week *Double-Blind*
- Open Label Extension *up to 133 weeks*

PRIMARY ENDPOINT
ALSFRS-R

SECONDARY / EXPLORATORY ENDPOINTS
NfL Biomarker, CAFS (Joint-Rank), SVC, Survival (Death + PAV), Clinical Worsening

Phase 2 ·Multi-Center · Randomized · Double-Blind · Placebo Controlled

HEALEY ALS Platform Trial

RESCUE ALS
Trial Design

- NfL Biomarker Collection
- 1:1 Randomization
- N = 45
- 36-Week *Double-Blind*
- Open Label Extension *up to 133 weeks*

PRIMARY ENDPOINT
MUNIX

SECONDARY / EXPLORATORY ENDPOINTS
NfL Biomarker, FVC, Clinical Worsening, Survival, ALSFRS-R

Phase 2 ·Multi-Center · Randomized · Double-Blind · Placebo Controlled

RESCUEALS

NIH Expanded Access Program

- NfL Biomarker Collection
- All Active
- N = 183
- > 108 Weeks & Ongoing

DATA COLLECTION & ANALYSIS
NfL Biomarker, Survival, FVC, ALSFRS-R, Changes in Clinical Care, Fatigue, Quality of Life

Multi-Center · Non-Randomized · Open-Label

ACT·EAP

HEALEY: JAMA, 2025; 333;(13):1138-1149; RESCUE: https://www.thelancet.com/action/showPdf?pii=S2589-5370%2823%2900213-4; NIH EAP: https://clinicaltrials.gov/study/NCT06408727

CLENE NANOMEDICINE

NfL Provides Measure of Neuroaxonal Injury in ALS

What is Neurofilament Light Chain (NfL)

NfL is a structural protein abundant in axons. Neuronal axonal injury releases NfL into CSF and blood, enabling repeat measurement from plasma or serum.

Why NfL Matters in ALS

Higher NfL is associated with faster functional decline and shorter survival. Longitudinal reductions may provide an early pharmacodynamic signal of reduced neuronal injury.

Regulatory Precedent

FDA accepted plasma NfL reduction as a surrogate endpoint reasonably likely to predict clinical benefit for tofersen in SOD1-ALS (accelerated approval, 2023). The determination was program-specific.


Blood
Endotheilial cells
Choroid plexus cells
CSF
Ependymal cells
Neurofilament
NFL
Neuron
Axonal injury
Myelin
Astrocyte
Blood vessel

NfL is not ALS-specific, is not a stand-alone diagnostic and is not universally accepted as a surrogate across ALS programs.

Park et al. Int. J. Mol. Sci. 2024, 25(12), 6295. Wagner et al. Neurology. 2025 Feb 26;104(6):e213400. Jung et al. Journal of Neurology (2025) 272:532.

ALS NfL Trajectory Increase is Associated with Mortality Risk

NfL Trajectory

In observational datasets, increasing NfL levels are associated with a significantly increased risk of death, while decreasing NfL levels are protective



NfL Clinical Dose–Response
NfL Decrease (protective)
NfL Increase (adverse)
Instantaneous Hazard Ratio
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
-40%
-30%
-20%
-10%
0%
+10%
+20%
+30%
+40%
NfL Change from Baseline (%)
APST (linear)
AALS (linear)

Data on File, Clene Nanomedicine, Inc

HEALEY ALS Platform Trial

Early NfL Reduction Preceded Long-Term Survival

Although no ALSFRS-R functional benefit was observed during the 24-week double-blind period, CNM-Au8 significantly reduced NfL.

Early NfL reduction
(double-blind period)

24-WEEK RANDOMIZED PERIOD

10%

Lower Plasma NfL vs placebo

HEALEY Regimen C full cohort (n=161)



Difference of LS Means on Ln Scale (SE) = -0.10 (0.048); p= 0.0403
LS Geometric Mean Ratio to Baseline
1.20
1.15
1.10
1.05
1.00
0.95
0.90
0.905 GMR
CNM-Au8
Placebo
0
4
8
12
16
20
24
28
Weeks

Early NfL Reduction → Long-term Survival Signal

Improved long-term survival
(open-label extension)

Survival

97%

Lower adjusted hazard of death or PAV*

24-WEEK RANDOMIZED PERIOD

EXPLORATORY PAV-FREE SURVIVAL ANALYSIS

- Prespecified covariate-adjusted Cox analysis through Week 24
- CNM-Au8 30 mg (n=59) vs regimen placebo (n=41)
- Death/PAV events: 1/59 (1.7%) vs 4/41 (9.8%)
- Adjusted HR = 0.03 (95% CI: 0.0004–0.36); nominal p=0.03

Survival

78%

Lower long-term mortality hazard

12-MONTH OPEN-LABEL PERIOD

PRESPECIFIED WEEK 52 SURVIVAL ANALYSIS

- Prespecified covariate-adjusted Cox analysis at Week 52
- CNM-Au8 30 mg (n=59) vs originally randomized placebo (n=41)
- HR = 0.224 (95% CI: 0.053–0.949); p=0.042

Data on File, Clene Nanomedicine, Inc. PAV = Permanently Assisted Ventilation: defined as continuous ventilatory support (>23 hr/day by tracheostomy or non-invasive ventilation for at least 7-days). Prespecified covariate adjusted hazard ratios.

CLENE NANOMEDICINE

~10% NfL Reduction Was Reproduced Across Two Independent ALS Populations

Confirmatory analyses conducted in response to FDA feedback.

RANDOMIZED, DOUBLE-BLIND CONTROLLED TRIAL — HEALEY ALS Platform Trial

~10% lower plasma NfL vs. placebo

24 Weeks | GMR 0.905; p=0.040

Reproducible NfL Reduction

CONCORDANT RESULTS

Magnitude Associated with Survival

REAL-WORLD EVIDENCE
NIH-SPONSORED EAP — ACT·EAP with CNM-Au8

~10% lower plasma NfL vs. placebo

36 Weeks | AUC difference -0.90 p=0.037

Data on File, Clene Nanomedicine, Inc.; the NIH-EAP comparisons are externally / observationally controlled (not randomized); the AUC difference in the full analysis set was a prespecified supportive analysis (not the primary endpoint)

Evidence Framework for NfL Response as a Surrogate Biomarker Reasonably Likely to Predict Clinical Benefit

EVIDENCE QUESTION	POPULATION COMPARISON
1 Treatment Effect Among CNM-Au8 treated participants, does NfL response correspond with clinical outcomes?	**HEALEY ALS Platform Trial**: All CNM-Au8-treated participants → CNM-Au8 NfL responders VS CNM-Au8 NfL non-responders
2 NfL Response vs Randomized Control Do CNM-Au8 NfL responders demonstrate clinical benefit compared to randomized concurrent controls? Concurrently Randomized Regimens: ✓Same Trial Sites ✓Same Eligibility Criteria ✓Same Master Protocol ✓Same Follow-Up ✓Similar Inclusion/ Exclusion	**HEALEY ALS Platform Trial**: CNM-Au8 NfL responders VS Randomized controls (n=329) *Enrolled concurrently*
3 Independent Replication Is the NfL-clinical benefit relationship consistent in an independent trial?	**RESCUE-ALS**: CNM-Au8 NfL responders / CNM-Au8 NfL non-responders VS Propensity-matched controls

Responder analyses are post hoc and exploratory; tertile stratification in HEALEY and median stratification in RESCUE

CNM-Au8 30 mg Treatment NfL Response Showed Improved Survival | HEALEY and RESCUE-ALS

NfL Response drives a survival benefit compared to non-NfL Responders | Within arm comparison.

HEALEY ALS Platform Trial	RESCUEALS
52%	**76%**
Trend for lower adjusted mortality hazard	**Significantly lower adjusted mortality hazard**
Adjusted Cox HR 0.48 (95% CI: 0.22–1.02) $p=0.056$, $n=57$	Adjusted Cox HR 0.24 (95% CI: 0.08–0.68) $p=0.008$, $n=22$
NfL Decline/Stable Tertile vs. Increase	NfL By Median Split

Data on File, Clene Nanomedicine, Inc. Post-hoc exploratory analyses; not adjusted for multiplicity. Cox covariates: HEALEY: age, symptom duration, delta-FS, riluzole, edaravone; RESCUE-ALS: Ln(baseline NfL).

NfL Response Drives Survival Benefit, Consistent with a Biological Signal

NfL Responders lived significantly longer vs *concurrently randomized controls.*



NfL Responder (Decline/Stable), N=38, 21 events
NfL Non-Responder (Increase), N=19, 15 events
Randomized Controls, N=329, 239 events
Overall survival probability
1.0
0.8
0.6
0.4
0.2
0.0
0
6
12
18
24
30
36
42
48
54
Months from first dose

Overall survival (death from any cause) by on-treatment NfL response within the CNM-Au8 30 mg arm versus pooled concurrent randomized controls. Hazard ratio from a covariate-adjusted Cox proportional-hazards model (age, symptom duration, pre-baseline rate of ALSFRS-R decline, riluzole, edaravone). Vertical ticks mark censored observations. Post-hoc exploratory; p-values are nominal.

38%

Significantly lower adjusted mortality hazard

NfL-Stratified Responders vs Concurrently Randomized Controls

HR 0.621
95% CI: 0.397–0.972
p=0.037

Data on File, Clene Nanomedicine, Inc. Post-hoc exploratory analyses; not adjusted for multiplicity. NfL responder = NfL levels declined or remained stable; NfL non-responder = NfL levels increased

RESCUE-ALS Provides Supportive Evidence, Linking NfL Response to Long-Term Survival Benefit

NfL responders demonstrated a survival benefit vs *propensity-matched controls.*



Overall survival probability
1.0
0.8
0.6
0.4
0.2
0.0
0
6
12
18
24
30
36
42
48
54
60
66
Months from first CNM-Au8 30 mg dose (treated) / registry baseline (controls)
NfL Responder (n=11, 6 events; median 1,325 d)
NfL Non-Responder (n=11, 10 events; median 606 d)
MiNDAUS matched controls (n=102, 42 events; median 605 d)

All-cause survival by NfL responder status within the CNM-Au8 30 mg arm versus prespecified propensity-score-matched MiNDAUS external controls. Hazard ratios from a joint Cox model adjusted for pre-treatment rate of ALSFRS-R decline and onset age. Vertical ticks mark censored observations. Post-hoc exploratory; p-values are nominal.

69%

Significantly lower adjusted mortality hazard

NfL Responder vs Propensity-Matched MiNDAUS controls

HR 0.311
95% CI: 0.13–0.76
p=0.011

Data on File, Clene Nanomedicine, Inc. Post-hoc exploratory analyses; not adjusted for multiplicity. NfL responder = NfL levels declined or remained stable; NfL non-responder = NfL levels increased

Significant Preservation of ALSFRS-R and SVC in NfL Responders

HEALEY ALS Platform Trial

Among CNM-Au8-treated participants, NfL stabilization or decline was associated with clinical benefit versus randomized concurrent control, supporting NfL response as a clinically relevant biomarker.

Elevated NfL levels serve as a leading indicator of ongoing neuroaxonal injury that precedes measurable functional decline.

Clinical Change in ALSFRS-R (Total Score)


ALSFRS-R change from baseline (LS mean)
0
−5
−10
−15
−20
−25
0
12
24
36
48
60
72
Study Week
ALSFRS-R preservation:
+7-pts, Wk 52 (p<0.0001)
+6-pts, Wk 64 (p=0.0001)
CNM-Au8 30 mg, NfL Decline/Stable
Pooled Controls

Least-squares mean change from baseline with 95% confidence intervals, NfL Decline/Stable participants on CNM-Au8 30 mg versus pooled concurrent randomized controls. Mixed model for repeated measures; death-imputed, with post-death visits set to the worst score. * nominal $p < 0.05$ versus Pooled Controls at that visit. Post-hoc exploratory; p-values are nominal.

Clinical Change in SVC (% Predicted)


SVC % predicted change from baseline (LS mean)
0
−10
−20
−30
−40
0
12
24
36
48
Study Week
SVC preservation:
+13.2 pts, Wk 40 (p=0.0066)
+15.6 pts, Wk 52 (p=0.0038)
CNM-Au8 30 mg, NfL Decline/Stable
Pooled Controls

Least-squares mean change from baseline with 95% confidence intervals, NfL Decline/Stable participants on CNM-Au8 30 mg versus pooled concurrent randomized controls. Mixed model for repeated measures; death-imputed, with post-death visits set to the worst score. * nominal $p < 0.05$ versus Pooled Controls at that visit. Post-hoc exploratory; p-values are nominal.

Data on File, Clene Nanomedicine, Inc. Post-hoc exploratory analyses; not adjusted for multiplicity. Death-imputed functional change, linear mixed-effects contrasting NfL Decline/Stable participants against control at each scheduled visit

CLENE NANOMEDICINE

Composite Assessment of Function and Survival (CAFS) Outcomes Concentrated in NfL Responders

HEALEY ALS Platform Trial

Combined survival and functional benefits are greatest in NfL responders vs concurrently randomized controls.



CAFS: ALSFRS-R
NfL Responders
NfL Non-Responders
NfL Responders vs Controls
ALSFRS-R + Survival (CAFS)
NfL Non-Responders vs Controls
ALSFRS-R + Survival (CAFS)
CAFS: SVC (% predicted)
NfL Responders vs Controls
SVC (% predicted) + Survival (CAFS)
NfL Non-Responders vs Controls
SVC (% predicted) + Survival (CAFS)
+62.6
p = 0.032
95% CI 5.3 to 119.9
−11.7
p = 0.756 (NS)
95% CI −85.8 to 62.4
+86.3
p = 0.003
95% CI 30.3 to 142.2
+40.3
p = 0.263 (NS)
95% CI −30.5 to 111.0
−100
−50
0
50
100
150
LS Mean Difference in CAFS Score
Favors Controls
Favors CNM-Au8 Group

CAFS (Composite Assessment of Function and Survival) combines functional change with survival status into a single rank-based score. Bars show the least-squares mean CAFS difference versus pooled concurrent controls, with 95% confidence intervals. Hatched bars are not statistically significant ($p \geq 0.05$). Post-hoc exploratory; p-values are nominal.

CAFS prioritizes survival outcomes before ranking functional decline

CAFS combines ALSFRS-R (daily function) or SVC (breathing capacity) change with survival status into one score

FDA strongly favors CAFS because it aligns with ALS development guidance

Every participant counts toward the score, including those who don't survive – balancing the short-term sensitivity of functional decline with survival data

Data on File, Clene Nanomedicine, Inc. Post-hoc exploratory analyses; not adjusted for multiplicity.

CLENE NANOMEDICINE

Clinical Benefit Concentrated in Predicted NfL Responders (Evidenced by Randomization-based Causal Analysis)

HEALEY ALS Platform Trial

Survival and functional benefit is concentrated in participants whose baseline profile predicts NfL response.



Predicted NfL responder stratum
Predicted NfL non-responder stratum
Overall survival
0.59, p=0.026
Responder
1.20 (NS)
Non-responder
0.5
1.0
2.0
Hazard ratio (log scale)
Restricted mean survival, Day 878
+103.1, p=0.004
Responder
−21.3 (NS)
Non-responder
−100
0
100
200
Difference in days
CAFS (function + survival)
ALSFRS-R
+77.6, p=0.012
SVC
+102.5, p<0.001
ALSFRS-R
−22.0 (NS)
SVC
+5.7 (NS)
−100
−50
0
50
100
150
LS mean CAFS difference
ALSFRS-R at Week 52 (death-imputed)
+6.24, p=0.006
Responder
+2.05 (NS)
Non-responder
−5
0
5
10
LS mean difference (points)

Within-stratum treatment effects, NfL-evaluable CNM-Au8 30 mg versus PS-stratum-matched concurrent randomized controls. Strata are assigned from pre-treatment covariates only (principal-score model, 33rd-percentile threshold), so the comparison remains randomization-anchored; the same control group is partitioned by predicted stratum rather than pooled. Hazard ratio < 1 and positive differences favor CNM-Au8. Open markers are not statistically significant. The Week 52 interval is derived from the published standard error. Post-hoc exploratory; p-values are nominal.

Data on File, Clene Nanomedicine, Inc. Post-hoc exploratory analyses; not adjusted for multiplicity.

CLENE NANOMEDICINE

Favorable Safety Profile with Long-Term Exposure

- **Over 1250 years of patient exposure**
- **CNM-Au8** continuous daily long-term **treatment duration over 6.8 years**
- **Nearly 900 patients treated** in clinical and EAP programs
- **No CNM-Au8®-related serious adverse events** reported across clinical and expanded access programs
- **Treatment-emergent adverse events** were predominantly **mild-to-moderate and transient**
- **Adverse-event incidence did not increase** with longer treatment exposure
- Oral nanocrystal suspension **administered by mouth or feeding tube**

RESCUE ALS

HEALEY ALS Platform Trial

ALS EXPANDED ACCESS PROTOCOLS (EAP)

VISIONARY-MS STUDY

RepairPD
Early Parkinson's Disease

RepairMS
Stable Relapsing MS

RepairMS
Non-Active Progressive MS

FDA Guidance Frames NfL as a Potential Surrogate Endpoint for Accelerated Approval

✓ Q1 2026 – Type C Meeting

The Agency requested that the Company provide additional information in its NDA, including to support a connection between the reported magnitude of reduction in NfL and clinical benefit

> **"NfL could potentially serve as a reasonably likely surrogate endpoint to support (an) accelerated approval."**

-FDA Comment from Type C Meeting

Accelerated Approval Pathway Requirements

Serious Disease & Unmet Need

The indication must address a serious condition where current therapies are inadequate.

Surrogate Endpoint

A biomarker reasonably likely to predict clinical benefit may substitute for direct clinical endpoints.

Phase 3 Confirmatory Study

A post-approval trial must verify and describe the anticipated clinical benefit.

Important: Accelerated approval is not assured. Any NDA remains subject to FDA filing acceptance and review; continued approval would require verification of clinical benefit.

CLENE NANOMEDICINE

Evidence Package Supports Planned NDA Submission and RESTORE-ALS Phase 3 Confirmatory Trial

Concordant biomarker and survival findings from HEALEY, RESCUE-ALS, and the NIH-EAP inform the planned accelerated approval submission and RESTORE-ALS Phase 3 confirmatory trial

Integrated Evidence Package

RESCUEALS

HEALEY ALS Platform Trial

ALS EXPANDED ACCESS PROTOCOLS (EAP)

Concordant survival, clinical and biomarker findings across controlled and observational evidence

Submit Early Q4 2026

Planned NDA Submission

Subpart H accelerated approval pathway; NfL as a potential surrogate endpoint, subject to FDA review

Initiate Q2 2027

RESTORE-ALS Phase 3 Trial

Global, randomized, double-blind, placebo-controlled study designed to verify clinical benefit

RESTORE-ALS Phase 3 Trial Snapshot

Study Overview

- 108-week duration
- 2:1 randomization active to placebo
- N = 690
- Global

Inclusion

- Modified TRICALS risk score
- Baseline NfL stratification (Ln[NfL])≥ 3.5

Primary Endpoint

- Improved overall survival (delayed time to death or PAV

Secondary & Exploratory Endpoints

- Delayed time to ALS clinical worsening
- SVC
- ALSFRS-R
- Quality of Life measures

Evidence Supports Pipeline in a Product Therapeutic Potential to Treat Neurodegeneration

CNM-Au8®

a gold nanocrystal suspension, in development as the first cellular energetic catalyst to remyelinate[1] & protect neurological function





HEALEY ALS Platform Trial

RESCUEALS

CNM-Au8 treated patients whose NfL declined or stabilized lived significantly longer than patients whose NfL increased

VISIONARY-MS STUDY

Demonstrated global neurological improvement in MS patients on adjunctive DMT standard of care





>1,200

participant years of CNM-Au8 clinical exposure

Strong IP:

150+

patents on nanotherapeutic platform, plus trade secret protection





Cash and equivalents on hand:

$12.9M*

Sufficient cash and equivalents to last into fourth quarter of 2026

*Includes 3/31/2026 cash and equivalents balance of $5.9M (unaudited) and $7.0M of gross proceeds from a registered direct offering subsequent to 3/31/2026.

Data on File, Clene Nanomedicine, Inc. 1. Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936.2https://clinicaltrials.gov/ct2/show/NCT04414345.

Clene Nanomedicine

Clene Inc.

HQ & Clinical Development
6550 South Millrock Drive, Suite G50
Salt Lake City, UT 84121

R&D and Manufacturing
500 Principio Parkway, Suite 400
North East, MD 21901

Aug 10, 2026